General Organization and Business (Details Narrative) - $ / shares		12 Months Ended
	Apr. 17, 2015	Jul. 31, 2015	Oct. 31, 2015	Jul. 31, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of reverse stock split	1-for-100

Each of our shareholders on the record date received one share of the Nevada company’s common stock for each 100 shares of common stock they own in the Florida company. Fractional shares will be rounded up to the next whole share, and each shareholder received at least five shares.

Common stock, authorized		480,000,000	480,000,000	480,000,000
Preferred stock, authorized		20,000,000	20,000,000	20,000,000
Common stock, par value per share (in dollars per share)		$ 0.001	$ 0.001	$ 0.0010
Preferred stock, par value per share (in dollars per share)		$ 0.001	$ 0.001	$ 0.0010